Fair value measurements	3 Months Ended
Mar. 31, 2023
Fair Value Disclosures [Abstract]
Fair value measurements
Note 6: Fair value measurements
The carrying values of our accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities and short-term borrowings approximate their fair values due to the short-term nature of these instruments.
Our cash equivalents (Level 1 of fair value hierarchy) consist of money market funds and Korean government bonds totaling $250.9 million, and short-term investments (Level 2 of fair value hierarchy) comprised of fixed time or certificates of deposit with maturity periods greater than 90 days totaling $53.8 million as of March 31, 2023. As of December 31, 2022 our cash equivalents (Level 1 of fair value hierarchy) consisted of money market funds and Korean government bonds totaling $217.4 million, and short-term investments (Level 2 of fair value hierarchy) comprised of fixed time or certificates of deposit with maturity periods greater than 90 days totaling $67.9 million. We rely on credit market data to track interest rates for other entities with similar risk profiles.
We record all debt at inception at fair value. We perform subsequent analysis on available data to evaluate the fair value of our borrowing as of the balance sheet date. We rely on credit market data to track interest rates for other entities with similar risk profiles. As of March 31, 2023, we believe the fair value of our senior notes (a Level 3 estimate) would be $1.8 million lower than face value due to the overall increase in interest rates during the past year. We do not believe the difference between carrying value and fair value has changed materially due to foreign exchange exposure or our credit worthiness.